UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2013

Revolution Lighting Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23590	59-3046866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street, Stamford, Connecticut 06901

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 504-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 17, 2013, Revolution Lighting Technologies, Inc. (“Revolution” or the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment, in the form of Exhibit 3.1 attached hereto (the “Certificate of Amendment”), amending the fourth paragraph of its Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 120,000,000 to 150,000,000. The Certificate of Amendment will be effective as of 12:01a.m. New York City time on May 17, 2013.

Item 5.07	Submission Of Matters To A Vote of Security Holders.

(a) The annual meeting of stockholders of the Company was held on May 15, 2013.

(b) At the meeting, Robert V. LaPenta, Charles J. Schafer, James A. DePalma, Robert V. LaPenta, Jr., Robert A. Basil, Jr., William D. Ingram, Stephen G. Virtue and Dennis McCarthy were elected to the Board of Directors for a one-year term expiring at the Company’s annual meeting of stockholders in 2014.

The matters voted upon at the annual meeting and the final voting results with respect to such matters are as follows:

Election of Directors

NAME	FOR	WITHHOLD	BROKER NON-VOTES

Robert V. LaPenta	46,268,692	0	0
Charles J. Schafer	46,268,692	0	0
James A. DePalma	46,268,692	0	0
Robert V. LaPenta Jr.	46,268,692	0	0
Robert A. Basil Jr.	46,268,692	0	0
William D. Ingram	46,268,692	0	0
Stephen G. Virtue	46,268,692	0	0
Dennis McCarthy	46,268,692	0	0

Proposals

PROPOSAL	FOR	AGAINST	ABSTAIN

Ratification of McGladrey LLP as the Company’s independent registered public accounting firm for 2013	46,268,692	0	0

Approval of named executive officer compensation	46,268,692	0	0

Approval of Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan	46,268,692	0	0

Approval of amendment to the Company’s Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock from 120,000,000 to 150,000,000	46,268,692	0	0

	TWO YEARS	ONE YEAR	THREE YEARS	ABSTAIN
Frequency of future advisory votes on executive compensation	46,268,692	0	0	0

(d) In light of the votes at the annual meeting for the proposal regarding the frequency of future advisory votes on executive compensation, the Board of Directors has determined that the Company shall hold an advisory stockholder vote on executive compensation every two years.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Revolution Lighting Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

Date: May 17, 2013	By:	/s/ Charles J. Schafer
Charles J. Schafer
Chief Financial Officer